March 5, 2012

Pentwater Equity Opportunities Master Fund Ltd. PWCM Master Fund Ltd. 227 West Monroe Street Chicago, Illinois 60606

Re:	Letter Agreement regarding SECURED CONVERTIBLE PROMISSORY NOTE

Ladies and Gentlemen:

Reference is made to that certain Secured Convertible Promissory Note dated as of February 9, 2012 (the “Note”), among Asen 2, Corp., a Delaware corporation (“Company”), Pentwater Equity Opportunities Master Fund Ltd., a Cayman Islands corporation (“Opportunities”), and PWCM Master Fund Ltd., a Cayman Islands corporation (“PWCM”, and together with Opportunities, collectively “Investors”). All terms defined in the Note and not otherwise defined herein shall have the meanings given to them in the Note.

Company and Investors hereby agree that, effective as of the date hereof, clause (i) of the second sentence of the second paragraph of the Note is hereby amended to delete the reference to “February 9, 2015” and add “December 1, 2013” in its place.

[Remainder of Page Intentionally Blank; Signatures Follow]

Sincerely,

ASEN 2, CORP.,
a Delaware corporation

By:	/s/ Richard MacQueen
Richard MacQueen, President

Acknowledged, Agreed, and Accepted:

Pentwater Equity Opportunities Master Fund Ltd.,

a Cayman Islands corporation

By: /s/ David M. Zirin

Title: David M. Zirin, Director

PWCM Master Fund Ltd.,

a Cayman Islands corporation

By: /s/ David M. Zirin

Title: David M. Zirin, Director